UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5416 S. Yale Suite 400 Tulsa, Oklahoma		74135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submissions of Matters to a Vote of Security Holders

Our 2013 annual meeting of stockholders was held on December 18, 2013. Set forth below are the results of the voting with respect to each matter acted upon at the meeting.

Matter Acted Upon	Votes Cast For	Votes Cast Against	Votes Withheld/ Abstentions	Broker Non-Votes
1. Election of Directors:
P. Anthony Jacobs	1,939,842	—	1,232,557	5,332,326
James R. Seward	1,941,128	—	1,231,271	5,332,326
2. Ratification of the appointment of HoganTaylor LLP as our independent public accountants for the 2013 fiscal year	7,060,129	1,169,682	274,914	—
3. Advisory vote on compensation of named executive officers	1,547,010	1,559,898	65,491	5,332,326

Alvin R. Able, Jr, Frank M. Bumstead, Robert B. Rosene, Jr, and Edward G. Roth all continued as directors of Syntroleum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2013		SYNTROLEUM CORPORATION

	By:	/s/ Karen L. Power
Name: Karen L. Power
Title: Sr. Vice President, Principal Financial Officer

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